Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets
Goodwill and Intangible Assets

NOTE 3. Goodwill and Intangible Assets

There were no acquisitions that closed during 2013. Purchased goodwill from acquisitions totaled $327 million in 2012, $41 million of which is deductible for tax purposes. The acquisition activity in the following table also includes the net impact of adjustments to the preliminary allocation of purchase price for prior year acquisitions, which increased goodwill by $10 million in 2013 and increased goodwill by $12 million in 2012. The amounts in the “Translation and other” column in the following table primarily relate to changes in foreign currency exchange rates. The goodwill balance by business segment follows:

Goodwill

	Dec. 31,	2012	2012	Dec. 31,	2013	2013	Dec. 31,
	2011	acquisition	translation	2012	acquisition	translation	2013
(Millions)	Balance	activity	and other	Balance	activity	and other	Balance
Industrial	$1,972	$204	$(2)	$2,174	$10	$(18)	$2,166
Safety and Graphics	1,713	41	(3)	1,751	―	(11)	1,740
Electronics and Energy	1,608	―	14	1,622	―	(10)	1,612
Health Care	1,508	88	2	1,598	―	(2)	1,596
Consumer	246	6	(12)	240	―	(9)	231
Total Company	$7,047	$339	$(1)	$7,385	$10	$(50)	$7,345

As discussed in Note 15, effective in the first quarter of 2014, the Company transferred a product line between divisions within different business segments and made other changes in its continuing effort to improve the alignment of its businesses around markets and customers. For any product moves that resulted in reporting unit changes, the Company applied the relative fair value method to determine the impact on goodwill of the associated reporting units. During the first quarter of 2014, the Company completed its assessment of any potential goodwill impairment for reporting units impacted by this new structure and determined that no impairment existed. The Company also completed its annual goodwill impairment test in the fourth quarter of 2013 for all reporting units and determined that no impairment existed. In addition, the Company had no impairments of goodwill in prior years.

Acquired Intangible Assets

3M did not complete any business combinations during 2013. As a result, gross balances of acquired intangible assets were primarily impacted by changes in foreign currency exchange rates. The gross carrying amount and accumulated amortization of acquired intangible assets as of December 31, follow:

(Millions)	2013	2012
Patents	$602	$596
Other amortizable intangible assets (primarily tradenames and customer related
intangibles)	2,445	2,456
Total gross carrying amount	$3,047	$3,052

Accumulated amortization — patents	(458)	(421)
Accumulated amortization — other	(1,030)	(833)
Total accumulated amortization	$(1,488)	$(1,254)

Total finite-lived intangible assets — net	$1,559	$1,798

Non-amortizable intangible assets (primarily tradenames)	129	127
Total intangible assets — net	$1,688	$1,925

3M has certain tradenames that are not amortized because of the long-time established name recognition in their respective industries.

Amortization expense for the years ended December 31 follows:

(Millions)	2013	2012	2011
Amortization expense	$236	$233	$235

Expected amortization expense for acquired amortizable intangible assets recorded as of December 31, 2013 follows:

						After
(Millions)	2014	2015	2016	2017	2018	2018
Amortization expense	$214	$200	$186	$171	$154	$634

The preceding expected amortization expense is an estimate. Actual amounts of amortization expense may differ from estimated amounts due to additional intangible asset acquisitions, changes in foreign currency exchange rates, impairment of intangible assets, accelerated amortization of intangible assets and other events. 3M expenses the costs incurred to renew or extend the term of intangible assets.